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                                                                    EXHIBIT 25.1

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2)        |__|



                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)



                      BETTER MINERALS & AGGREGATES COMPANY
              (Exact name of obligor as specified in its charter)


Delaware                                                  55-0749125
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                              U.S. Silica Company
              (Exact name of obligor as specified in its charter)


Delaware                                                  23-0958670
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                          Better Materials Corporation
              (Exact name of obligor as specified in its charter)


Pennsylvania                                              23-1542403
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)
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                               BMC Trucking, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                                  23-2986246
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                       Bucks County Crushed Stone Company
              (Exact name of obligor as specified in its charter)


Pennsylvania                                              23-1468333
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                           Chippewa Farms Corporation
              (Exact name of obligor as specified in its charter)


Pennsylvania                                              23-2160463
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                           Shore Stone Company, Inc.
              (Exact name of obligor as specified in its charter)


New Jersey                                                23-2243672
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                      Pennsylvania Glass Sand Corporation
              (Exact name of obligor as specified in its charter)


Delaware                                                  94-3024593
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                            George F. Pettinos, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                                  23-0966840
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                             Ottawa Silica Company

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              (Exact name of obligor as specified in its charter)


Delaware                                                  94-3093543
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                       The Fulton Land and Timber Company
              (Exact name of obligor as specified in its charter)


Pennsylvania                                              23-1622540
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                                Ellen Jay, Inc.
              (Exact name of obligor as specified in its charter)


New Jersey                                                22-2033676
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                          Stone Materials Company, LLC
              (Exact name of obligor as specified in its charter)


Delaware                                                  52-2205266
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                           Commercial Stone Co., Inc.
              (Exact name of obligor as specified in its charter)


Pennsylvania                                              25-1225764
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


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              Commercial Aggregates Transportation and Sales, LLC
              (Exact name of obligor as specified in its charter)


Delaware                                                  25-1846125
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

Route 522 North, P.O. Box 187
Berkeley Springs, West Virginia                           25411
(Address of principal executive offices)                  (Zip code)

                                 _____________

                     13% Senior Subordinated Notes due 2009
                      (Title of the indenture securities)

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1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

------------------------------------------------
       Name             Address
------------------------------------------------

    Superintendent of Banks of the State of          2 Rector Street, New York,
    New York                                         N.Y.  10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York                 33 Liberty Plaza, New York,
                                                     N.Y.  10045

    Federal Deposit Insurance Corporation            Washington, D.C.  20429

    New York Clearing House Association              New York, New York  10005

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                   SIGNATURE



    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of March, 2000.


                                  THE BANK OF NEW YORK



                                  By:   /s/ MICHAEL CULHANE
                                      --------------------------
                                    Name:   MICHAEL CULHANE
                                    Title:  VICE  PRESIDENT

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